UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 27, 2006
Date of Report (Date of earliest event reported)

Medistem Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-100137	86-1047317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2027 E. Cedar St., Suite 102, Tempe, Arizona 85281
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (954) 727-3662

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On December 27, 2006, Medistem Laboratories, Inc. (the “Company”) dismissed Beckstead & Watts, LLP as its independent auditors. The decision to change accountants was approved by the Company’s Board of Directors. The reports of Beckstead & Watts, LLP dated March 22, 2006 and March 8, 2005 on our balance sheets as of December 31, 2005, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2005 and 2004, and for the period from December 5, 2001 (Date of Inception) to December 31, 2005, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. However, both reports contained an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern.

During the two most recent fiscal years ended December 31, 2005 and 2004, and in the subsequent interim period, there were no disagreements with Beckstead & Watts, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to their satisfaction would have caused them to make reference to the matter in their report.

The Company has provided Beckstead and Watts with a copy of this disclosure. Exhibit 16.1 attached hereto is a copy of Beckstead and Watts’ letter, dated December 29, 2006, stating that it it agrees with the above statements.

(b) Malone & Bailey, PC (“M&B”) was engaged by the Company on December 27, 2006 as our principal accountant.

During the fiscal years ended December 31, 2004 and 2005 and through the date hereof, neither we nor anyone on our behalf consulted with M&B regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has M&B provided to us a written report or oral advice regarding such principles or audit opinion or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT	DESCRIPTION
16.1	Letter from Beckstead & Watts, LLP dated December 29, 2006, indicating agreement with the statements concerning their firm that are made in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MEDISTEM LABORATORIES, INC.

Date: December 29, 2006

By:	/s/ Neil H. Riordan

Name: Neil H. Riordan

Title: Chief Executive Officer and President

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